Provisions	12 Months Ended
Dec. 31, 2025
Provisions [abstract]
Provisions
16. PROVISIONS

	2025	2024
Asset retirement obligations, opening balance	$438	$447
Reclamation paid	(15)	(25)
Revisions in estimates and obligations	151	74
Accretion expense (Note 22)	26	31
Dispositions	—	(89)
Asset retirement obligations, closing balance	600	438
Litigation	35	25
Dispositions	—	(1)
Total provisions	$635	$462

Current	$46	$35
Non-current	$589	$427
Asset Retirement Obligation Provision
The inflated and discounted provision on the SFP as at December 31, 2025, using a weighted average inflation rate of 3% (2024 - 3%) and discount rates of 3% to 7% (2024 - 3% to 10%), was $600 million (2024 - $438 million). Revisions made to the asset retirement obligations in 2025 were primarily a result of revisions to the estimate based on periodic reviews of closure plans, actual expenditures incurred, and concurrent reclamation activities completed. These obligations will primarily be funded from operating cash flows and cash on hand.
As the MPPE at certain operations in reclamation have reached the end of their useful lives, updated studies were performed which resulted in changed plans, and accordingly $49 million (2024 - $54 million) of the revisions in asset retirement obligations were recognized in the SOE with the balance of the revisions in mine retirement obligations recognized in the cost of the associated MPPE.
The accretion expense charged to 2025 earnings as finance expense was $26 million (2024 - $31 million). Reclamation expenditures paid during the current year were $15 million (2024 - $25 million).
Litigation Provision
The litigation provision, as at December 31, 2025 and 2024, consists primarily of amounts accrued for labour claims in the Company’s operating jurisdictions, along with certain other proceedings. The balance of $35 million at December 31, 2025 (2024 - $24 million) represents the Company’s present obligations related to known and potential claims for which payment is probable and the amount can be reliably estimated. The timing of any expected payments is uncertain as their determination is outside the control of the Company.